Exhibit 99.2

RAMCO GERSHENSON PROPERTIES TRUST

31500 Northwestern Highway
Farmington Hills, MI 48334
(248) 350-9900
www.rgpt.com

ROSS
DRESS FOR LESS
TJ·MAXX
TARGET
DSW SHOE WAREHOUSE
publix
FOOD & PHARMACY
BAKERY
WHOLE FOODS
MARKET
Drugs
Kroger

Quarterly Financial and Operating Supplement

For the Second Quarter Ended June 30, 2012

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
June 30, 2012

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration - Consolidated Properties	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Consolidated Statements of Operations	10
	Consolidated Statements of Operations Detail	11
	Funds from Operations and Additional Disclosures	12
	EBITDA	13
Operating and Portfolio Information
	Consolidated Same Properties Analysis	14
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	15
	Top Twenty-Five Tenants - Consolidated and Unconsolidated Properties	16
	Leasing Activity - Consolidated and Unconsolidated Portfolios	17
	Portfolio Summary Report	18 - 21
	Redevelopment and Development Projects	22
	Acquisitions / Dispositions	23
Joint Venture Information
	Joint Venture Combined Balance Sheets	24
	Summary of Joint Venture Debt	25
	Joint Venture Contribution to Funds from Operations	26
	Joint Venture Summary of Expiring GLA	27
	Joint Venture Leasing Activity	28

Company Information

Ramco-Gershenson Properties Trust (NYSE: RPT) is a fully integrated, self-administered publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan. Our primary business is the ownership and management of multi-anchor shopping centers in strategic, quality of life markets throughout the Eastern, Midwestern and Central United States.

At June 30, 2012, the Company owned and managed a portfolio of 81 shopping centers and one office building with approximately 15.0 million square feet of gross leasable area, owned by the Company and its joint ventures. The properties are located in Michigan, Florida, Ohio, Georgia, Missouri, Colorado, Wisconsin, Illinois, Indiana, New Jersey, Virginia, Maryland and Tennessee. At June 30, 2012, the Company's core operating portfolio was 93.7% leased.

Geographic Diversification by Annualized Base Rent:[1]

All Others
18%
Michigan
37%
Missouri
5%
Georgia
5%
Ohio
8%
Florida
27%

[1] Total portfolio including joint ventures at 100% share.

Analyst Coverage:

Bank of America/Merrill Lynch
Craig Schmidt
646.855.3640
craig.schmidt@baml.com

KeyBanc Capital Markets
Todd M. Thomas, CFA
917.368.2286
tthomas@keybanc.com

Deutsche Bank
Vincent Chao, CFA
212.250.6799
vincent.chao@db.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

J.P. Morgan
Michael W. Mueller, CFA
212.622.6689
michael.w.mueller@jpmorgan.com

Investor Relations:

Dawn L. Hendershot, Director of IR and Corporate Communications
31500 Northwestern Highway : Farmington Hills, MI 48334
Phone **(248) 592-6202** : E-mail **dhendershot@rgpt.com** : Website **www.rgpt.com**

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
June 30, 2012

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing slow recovery of the U.S. economy; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2011. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, NAREIT has recently clarified its computation of FFO to exclude impairment charges on depreciable property and equity investments in depreciable property.  Management has restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
June 30, 2012
(in thousands)

	June 30,	December 31,
	2012	2011
ASSETS
Income producing properties, at cost:
Land	$153,482	$133,145
Buildings and improvements	915,704	863,763
Less accumulated depreciation and amortization	(222,537)	(222,722)
Income producing properties, net	846,649	774,186
Construction in progress and land held for development or sale	94,583	87,549
Net real estate	$941,232	$861,735
Equity investments in unconsolidated joint ventures	98,101	97,020
Cash and cash equivalents	4,191	12,155
Restricted cash	5,460	6,063
Accounts & notes receivable, net	12,170	12,614
Other assets, net	73,965	59,236
TOTAL ASSETS	$1,135,119	$1,048,823

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable	$295,389	$325,887
Unsecured revolving credit facility	61,000	29,500
Unsecured term loan facilities	135,000	135,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$519,514	$518,512
Capital lease obligation	6,184	6,341
Accounts payable and accrued expenses	21,068	18,663
Other liabilities & distributions payable	35,409	24,133
TOTAL LIABILITIES	$582,175	$567,649

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 issued and outstanding as of June 30, 2012 and December 31, 2011.	$100,000	$100,000
Common shares of beneficial interest, $0.01 par, 60,000 shares authorized, 46,518 and 38,735 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	465	387
Additional paid-in capital	660,597	570,225
Accumulated distributions in excess of net income	(234,159)	(218,888)
Accumulated other comprehensive loss	(4,726)	(2,649)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	522,177	449,075
Noncontrolling interest	30,767	32,099
TOTAL SHAREHOLDERS' EQUITY	552,944	481,174
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,135,119	$1,048,823

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
June 30, 2012
(in thousands)

	June 30,	December 31,
	2012	2011
Investment in real estate

Construction in progress	$14,133	$10,822
Land held for development or sale	80,450	76,727
Construction in progress and land held for development or sale	$94,583	$87,549

Other assets, net
Deferred leasing costs, net	$16,857	$14,895
Deferred financing costs, net	4,801	5,565
Lease intangible assets, net	25,815	13,702
Straight-line rent receivable, net	15,771	16,030
Prepaid and other deferred expenses, net	8,645	6,702
Other, net	2,076	2,342
Other assets, net	$73,965	$59,236

Ramco-Gershenson Properties Trust
Consolidated Market Data
June 30, 2012

	June 30,		June 30,
	2012		2011
Market price per common share	$12.57		$12.38

Common shares outstanding	46,517,636		38,542,673
Operating Partnership Units	2,611,618		2,829,079
Dilutive securities	312,283		313,113
Total common shares and equivalents	49,441,537		41,684,865

Equity market capitalization	$621,480,120		$516,058,629

Fixed rate debt (excluding unamortized premium)	$458,483,138		$367,719,957
Variable rate debt	61,000,000		130,273,285
Total fixed and variable rate debt	$519,483,138		$497,993,242
Capital lease obligation	6,184,033		6,492,903
Cash and cash equivalents	(4,191,462)		(6,313,826)
Net debt	$521,475,709		$498,172,319

Equity market capitalization	$621,480,120		$516,058,629
Convertible perpetual preferred shares	100,000,000	(1)	99,840,000
Total market capitalization	$1,242,955,829		$1,114,070,948

Net debt to total market capitalization	42.0%		44.7%

(1) Convertible preferred shares based on a market price of $50.00 per share at June 30, 2012 which is the same as the per share liquidation value.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
June 30, 2012

							Cumulative
		Scheduled			Total	Percentage	Percentage
		Amortization	Scheduled		Scheduled	of Debt	of Debt
Year		Payments	Maturities		Maturities	Maturing	Maturing
2012		2,219,282	-		2,219,282	0.4%	0.4%
2013		4,326,223	13,033,370		17,359,593	3.3%	3.7%
2014		3,755,604	90,676,362	(1)	94,431,966	18.2%	21.9%
2015		3,522,422	73,189,467		76,711,889	14.8%	36.7%
2016		1,648,423	75,000,000	(2)	76,648,423	14.8%	51.5%
2017		1,571,208	110,000,000		111,571,208	21.5%	73.0%
2018		1,315,940	82,046,854	(3)	83,362,794	16.0%	89.0%
2019		962,435	3,148,141		4,110,576	0.8%	89.8%
2020		225,378	24,717,029		24,942,407	4.8%	94.6%
2021		-	-		-	0.0%	94.6%
2022	+	-	28,125,000		28,125,000	5.4%	100.0%
Debt		$19,546,915	$499,936,223		$519,483,138
Unamortized premium		-	31,182		31,182

Total debt (including unamortized premium)		$19,546,915	$499,967,405		$519,514,320

(1) Scheduled maturities in 2014 include $61.0 million which represents the balance of the Unsecured Revolving Credit Facility drawn as of 06/30/12 due at maturity in April 2014.
(2) Scheduled maturities in 2016 include $75.0 million of Unsecured Term Loan assuming Company exercises a one-year extension option in April 2015.
(3) Scheduled maturities in 2018 include $60.0 million of Unsecured Term Loan due Sept 2018.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
June 30, 2012

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	06/30/12	Rate	Type	Date	Indebtedness

Mortgage Debt
East Town Plaza	Madison, WI	Citigroup Global Markets	10,370,217	5.4500%	Fixed	Jul-13	2.0%
Centre at Woodstock	Woodstock, GA	Wachovia	3,342,349	6.9100%	Fixed	Jul-13	0.6%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,896,911	5.3800%	Fixed	May-14	1.3%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,023,349	5.3800%	Fixed	May-14	4.6%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,341,188	5.7980%	Fixed	Jun-15	2.8%
Jackson West	Jackson, MI	Key Bank	16,807,281	5.2000%	Fixed	Nov-15	3.2%
West Oaks I	Novi, MI	Key Bank	26,707,729	5.2000%	Fixed	Nov-15	5.1%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,386,313	5.0910%	Fixed	Dec-15	3.7%
Hoover Eleven	Warren, MI	Canada Life/GMAC	3,580,028	7.6250%	Fixed	Feb-16	0.7%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	21.2%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,307,255	5.7600%	Fixed	Apr-18	4.7%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,589,370	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,799,269	7.3800%	Fixed	Dec-19	0.7%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,206,879	6.4950%	Fixed	Apr-20	6.1%
Subtotal Mortgage Debt			$295,358,138	5.6033%			57.0%
Unamortized premium			31,182	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$295,389,320	5.6033%			57.0%

Corporate Debt
Unsecured Revolving Credit Facility		Key Bank, as agent	$61,000,000	2.8148%	Variable	Apr-14	11.7%
Unsecured Term Loan (1)		Key Bank, as agent	75,000,000	3.4675%	Fixed	Apr-16	14.4%
Unsecured Term Loan (2)		Key Bank, as agent	60,000,000	4.1982%	Fixed	Sep-18	11.5%
Junior Subordinated Note (3)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.4%
Subtotal Corporate Debt			$224,125,000	4.0379%			43.0%

Total debt			$519,514,320	4.9276%			100.0%

Capital Lease Obligation (4)	Gaines Twp., MI	Crown Development Corp	$6,184,033	5.8000%	Ground Lease	Oct-14	N/A

(1) Effectively converted to fixed rate through swap agreement that expires at final maturity in April 2016. Assumes Company exercises a one-year extension option in April 2015.
(2) Effectively converted to fixed rate through swap agreements that expire at loan maturity in September 2018.
(3) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(4) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
			Increase			Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
REVENUE
Minimum rent	$21,912	$20,086	$1,826	$43,159	$39,224	$3,935
Percentage rent	13	45	(32)	208	109	99
Recovery income from tenants	7,649	6,984	665	15,444	14,218	1,226
Other property income	451	596	(145)	1,175	2,100	(925)
Management and other fee income	947	795	152	1,914	1,787	127
TOTAL REVENUE	30,972	28,506	2,466	61,900	57,438	4,462

EXPENSES
Real estate taxes	4,519	4,361	158	8,753	8,435	318
Recoverable operating expense	3,465	3,039	426	7,320	6,763	557
Other non-recoverable operating expense	584	659	(75)	1,274	1,322	(48)
Depreciation and amortization	9,755	8,785	970	18,376	17,072	1,304
General and administrative	4,878	4,864	14	9,756	9,920	(164)
TOTAL EXPENSES	23,201	21,708	1,493	45,479	43,512	1,967

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	7,771	6,798	973	16,421	13,926	2,495

OTHER INCOME AND EXPENSES
Other income (expense), net	230	(201)	431	117	(411)	528
Gain on sale of real estate	-	30	(30)	69	186	(117)
Earnings from unconsolidated joint ventures	580	672	(92)	1,076	1,633	(557)
Interest expense	(6,453)	(6,591)	138	(13,079)	(14,423)	1,344
Amortization of deferred financing fees	(376)	(473)	97	(754)	(1,095)	341
Loss on early extinguishment of debt	-	(1,968)	1,968	-	(1,968)	1,968
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	1,752	(1,733)	3,485	3,850	(2,152)	6,002
Income tax benefit (provision)	23	(831)	854	(1)	(890)	889
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,775	(2,564)	4,339	3,849	(3,042)	6,891

DISCONTINUED OPERATIONS
Gain on sale of real estate	72	8,420	(8,348)	336	8,420	(8,084)
Gain on early extinguishment of debt	307	-	307	307	-	307
Provision for Impairment	-	-	-	(2,536)	-	(2,536)
Income (loss) from discontinued operations	10	(327)	337	156	(102)	258
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	389	8,093	(7,704)	(1,737)	8,318	(10,055)

NET INCOME	2,164	5,529	(3,365)	2,112	5,276	(3,164)
Net (income) loss attributable to noncontrolling partner interest	(67)	3	(70)	466	7	459
Net income attributable to noncontrolling OP unit holder interest	(118)	(374)	256	(117)	(357)	240
NET INCOME ATTRIBUTABLE TO RPT	1,979	5,158	(3,179)	2,461	4,926	(2,465)
Preferred share dividends	(1,813)	(1,619)	(194)	(3,625)	(1,619)	(2,006)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$166	$3,539	$(3,373)	$(1,164)	$3,307	$(4,471)

INCOME (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$-	$(0.10)	$0.10	$0.01	$(0.11)	$0.12
Discontinued operations	-	0.19	(0.19)	(0.04)	0.20	(0.24)
	$-	$0.09	$(0.09)	$(0.03)	$0.09	$(0.12)
INCOME (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$-	$(0.10)	$0.10	$0.01	$(0.11)	$0.12
Discontinued operations	-	0.19	(0.19)	(0.04)	0.20	(0.24)
	$-	$0.09	$(0.09)	$(0.03)	$0.09	$(0.12)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	42,662	38,523	4,139	40,773	38,227	2,546
Diluted	42,662	38,523	4,139	40,773	38,227	2,546

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Six Months Ended June 30, 2012 and 2011
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Increase			Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
Other property income
Lease termination income	$173	$1	$172	$628	$1,175	$(547)
Temporary income	121	128	(7)	235	271	(36)
TIF revenue	98	211	(113)	173	280	(107)
Other	59	256	(197)	139	374	(235)
Other property income	$451	$596	$(145)	$1,175	$2,100	$(925)

Management and other fee income
Management fees	$656	$615	$41	$1,370	$1,387	$(17)
Leasing fees	208	155	53	430	300	130
Construction fees	83	25	58	114	100	14
Management and other fee income	$947	$795	$152	$1,914	$1,787	$127

Other income (expense), net
Real estate taxes and insurance expense on land held for development or sale	$(251)	$(279)	$28	$(509)	$(555)	$46
Interest income	56	78	(22)	105	144	(39)
Other (1)	425	-	425	521	-	521
Other income (expense), net	$230	$(201)	$431	$117	$(411)	$528

(1) Three months ended June 30, 2012 includes insurance proceeds in the amount of $0.4 million related to a tenant fire.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Six Months Ended June 30, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$166	$3,539	$(1,164)	$3,307
Adjustments:
Rental property depreciation and amortization expense	9,682	9,621	18,402	18,354
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,683	1,663	3,370	3,286
Gain on sale of depreciable real estate	(72)	(6,210)	(336)	(6,210)
Loss on sale of joint venture depreciable real estate (1)	18	-	18	-
Provision for impairment on income-producing properties (2)	-	-	1,976	-
Provision for impairment on joint venture income-producing properties (1)	50	-	50	-
Noncontrolling interest in Operating Partnership	118	374	117	357
FUNDS FROM OPERATIONS	$11,645	$8,987	$22,433	$19,094

Weighted average common shares	42,662	38,523	40,773	38,227
Shares issuable upon conversion of Operating Partnership Units	2,613	2,829	2,616	2,856
Dilutive effect of securities	317	305	312	313
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	45,592	41,657	43,701	41,396

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.26	$0.22	$0.52	$0.47

Dividend per common share	$0.16325	$0.16325	$0.32650	$0.32650
Payout ratio - FFO	62.8%	74.2%	62.8%	69.5%

Additional Supplemental Disclosures:
Consolidated (includes discontinued operations):
Straight-line rental income	$(61)	$449	$(10)	$368
Above/below market rent amortization	47	(15)	46	(33)
Fair market value of interest adjustment - acquired property	8	9	16	18
Stock-based compensation expense	586	399	1,162	883

Pro-rata share from Unconsolidated Joint Ventures (includes discontinued operations):
Straight-line rental income	40	94	83	198
Above/below market rent amortization	4	26	11	50
Fair market value of interest adjustment - acquired property	49	65	92	127

(1)	Amount included in earnings from unconsolidated joint ventures.
(2)
Amount represents our proportionate ownership share of the total for one property that was previously held in a consolidated partnership. In June 2012, the partnership completed a deed-in-lieu transfer to the lender in exchange for full release under its mortgage loan obligation in the amount of $8.5m.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Trailing Twelve Months Ended June 30, 2012 and 2011
(in thousands, except per share data)

	Twelve Months Ended June 30,
	2012	2011
EBITDA Calculation

Net loss	(31,663)	(15,294)
Add back:
Gain on sale of depreciable real estate	(1,322)	(5,695)
Gain on sale of joint venture depreciable real estate	(2,700)	-
Provision for impairment on income-producing properties	18,868	-
Provision for impairment on unconsolidated joint ventures	9,611	-
Provision for impairment on joint venture income-producing properties	1,695	1,820
Provision for impairment for land available for sale	11,468	28,787
Bargain purchase gain on acquisition of real estate	-	(9,836)
Deferred gain recognized upon acquisition of real estate	-	(1,796)
(Gain) loss on early extinguishment of debt	(1,526)	2,210
Income tax provision (benefit)	(94)	536
Interest expense	27,179	31,495
Amortization of deferred financing fees	1,529	2,598
Depreciation and amortization	36,969	35,447
Non-recurring depreciation expense for joint venture redevelopment projects	2,656	-
Trailing Twelve Months Consolidated EBITDA (1)	$72,670	$70,272

Scheduled mortgage principal payments	$4,935	$5,194

Debt and Coverage Ratios
Consolidated net debt to EBITDA - trailing twelve months (1)	7.2	7.1
Interest coverage ratio (EBITDA / interest expense) - trailing twelve months	2.7	2.2
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled principal amortization - trailing twelve months)	1.8	1.8

Operating Ratios
GAAP NOI	$84,182	$79,799
Operating margin (GAAP NOI / total rental revenue)	68.9%	68.2%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (2)
Revenue from REIT owned properties	$122,107	$116,934
Revenue from joint venture properties	83,852	88,312
Revenue from non-REIT properties under management contract	3,384	3,244
Total rental revenues under management	$209,343	$208,490

General and administrative expense (3)	$18,937	$18,734
General and administrative expense / total rental revenues under management	9.0%	9.0%

(1)	After adjusting for increases or decreases resulting from acquisitions and dispositions, consolidated net debt to EBITDA would be 6.6X for 2012 and 6.9X for 2011.
(2)
General & administrative expense shown as a percentage of rental revenues under management which includes minimum rent, recoveryincome from tenants and other property income from wholly owned properties, joint venture and managed properties that are not owned.

(3)	General & administrative expense excludes severance and acquisition costs of $1.0 million and $0.5 million, respectively.

Ramco-Gershenson Properties Trust
Consolidated Same Properties Analysis
For the Three and Six Months Ended June 30, 2012 and 2011
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change

Number of Properties	42	42	0.0%	42	42	0.0%

Occupancy	93.3%	92.9%	0.4%	93.3%	92.9%	0.4%

REVENUE (1)
Minimum rent	$18,262	$17,953	1.7%	$36,365	$35,820	1.5%
Percentage rent	13	45	-71.1%	208	109	90.8%
Recovery income from tenants	6,555	6,563	-0.1%	13,550	13,565	-0.1%
Other property income	177	190	-6.7%	360	381	-5.5%
	$25,007	$24,751	1.0%	$50,483	$49,875	1.2%

EXPENSES
Real estate taxes	$3,762	$4,000	-6.0%	$7,532	$7,811	-3.6%
Recoverable operating expense	2,902	2,722	6.6%	6,216	6,129	1.4%
Other non-recoverable operating expense	366	550	-33.5%	859	1,138	-24.5%
	$7,030	$7,272	-3.3%	$14,607	$15,078	-3.1%

NET OPERATING INCOME	$17,977	$17,479	2.9%	$35,876	$34,797	3.1%

Operating Expense Recovery Ratio	98.4%	97.6%	0.7%	98.6%	97.3%	1.2%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
June 30, 2012

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(3)	1	24,000	0.3%	0.3%	$8.50	16	46,100	0.8%	1.0%	$16.80	17	70,100	0.5%	0.6%	$13.96
2012	3	96,503	1.0%	0.4%	3.23	92	295,190	5.2%	5.6%	15.19	95	391,693	2.6%	3.0%	12.25
2013	13	490,316	5.3%	4.3%	6.90	253	760,291	13.3%	15.1%	15.91	266	1,250,607	8.3%	9.7%	12.38
2014	16	803,127	8.6%	6.4%	6.29	252	796,906	14.0%	15.7%	15.74	268	1,600,033	10.7%	11.0%	11.00
2015	29	1,100,331	11.8%	12.1%	8.72	237	735,576	12.9%	15.1%	16.44	266	1,835,907	12.2%	13.6%	11.81
2016	33	1,287,095	13.8%	14.5%	8.92	189	756,637	13.3%	16.3%	17.28	222	2,043,732	13.6%	15.4%	12.01
2017	31	1,114,420	12.0%	14.8%	10.55	123	479,149	8.4%	10.3%	17.28	154	1,593,569	10.6%	12.6%	12.57
2018	16	548,068	5.9%	7.2%	10.41	42	176,891	3.1%	4.1%	18.44	58	724,959	4.8%	5.6%	12.37
2019	13	630,358	6.8%	7.2%	9.12	26	122,810	2.2%	2.7%	17.52	39	753,168	5.0%	5.0%	10.49
2020	8	439,260	4.7%	4.1%	7.37	32	165,893	2.9%	3.6%	17.41	40	605,153	4.0%	3.8%	10.12
2021	19	681,160	7.3%	8.1%	9.41	25	131,175	2.3%	2.6%	16.00	44	812,335	5.5%	5.3%	10.47
2022+	29	1,734,537	18.5%	20.6%	9.53	56	353,829	6.2%	7.9%	17.98	85	2,088,366	13.8%	14.4%	10.96
Sub-Total	211	8,949,175	96.0%	100.0%	$8.87	1,343	4,820,447	84.6%	100.0%	$16.62	1,554	13,769,622	91.6%	100.0%	$11.58

Leased [4]	1	23,864	0.3%	N/A	N/A	10	68,202	1.2%	N/A	N/A	11	92,066	0.6%	N/A	N/A

Vacant	7	348,821	3.7%	N/A	N/A	281	811,221	14.2%	N/A	N/A	288	1,160,042	7.7%	N/A	N/A

Total	219	9,321,860	100.0%	100.0%	N/A	1,634	5,699,870	100.0%	100.0%	N/A	1,853	15,021,730	99.9%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Annualized Base Rent in based upon rents currently in place.
(3) Tenants currently under month to month lease or in the process of renewal.
(4) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Retail Tenants (ranked by annualized base rent) (1)
Consolidated and Unconsolidated Properties
June 30, 2012

Tenant Name	Credit Rating S&P/Moody's (2)	Number of Leases	GLA	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	23	727,879	4.8%	$6,984,914	$9.60	4.4%
Bed Bath & Beyond/Buy Buy Baby	BBB+/NR	9	287,174	1.9%	3,167,421	11.03	2.0%
Home Depot	A-/A3	3	384,690	2.6%	3,110,250	8.09	1.9%
Jo-Ann Stores	B/B2	7	249,237	1.7%	2,921,434	11.72	1.8%
Dollar Tree	NR/NR	30	316,392	2.1%	2,851,899	9.01	1.8%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.7%
Best Buy	BBB-/Baa2	6	206,677	1.4%	2,721,008	13.17	1.7%
Michaels Stores	B/B2	11	240,966	1.6%	2,603,874	10.81	1.6%
PetSmart	BB+/NR	8	174,661	1.2%	2,511,142	14.38	1.6%
Staples	BBB/Baa2	10	201,954	1.3%	2,438,020	12.07	1.5%
OfficeMax	B-/B1	10	224,165	1.5%	2,429,388	10.84	1.5%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,390,179	6.62	1.5%
Kohl's	BBB+/Baa1	6	363,081	2.4%	2,223,027	6.12	1.4%
SUPERVALU	B+/B1	6	255,841	1.7%	2,200,959	8.60	1.4%
Gander Mountain	NR/NR	2	159,791	1.1%	1,899,745	11.89	1.2%
Ross Stores	BBB+/NR	7	193,443	1.3%	1,833,166	9.48	1.1%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,822,956	6.74	1.1%
Meijer	NR/NR	2	397,428	2.6%	1,731,560	4.36	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.0%
DSW Designer Shoe Warehouse	NR/NR	5	102,618	0.7%	1,600,590	15.60	1.0%
Office Depot	B-/B2	5	131,792	0.9%	1,590,652	12.07	1.0%
Kmart/Sears	CCC+/B3	4	388,105	2.6%	1,586,159	4.09	1.0%
Whole Foods	BB+/NR	3	92,675	0.6%	1,585,908	17.11	1.0%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Kroger	BBB/Baa2	3	191,989	1.3%	1,548,497	8.07	1.0%

Sub-Total top 25 tenants		182	6,646,966	44.3%	$59,764,850	$8.99	37.3%

Remaining tenants		1,372	7,122,656	47.4%	99,740,567	14.00	62.7%

Sub-Total all tenants		1,554	13,769,622	91.7%	$159,505,417	$11.58	100.0%

Vacant		299	1,252,108	8.3%	N/A	N/A	N/A

Total including vacant		1,853	15,021,730	100.0%	$159,505,417	N/A	100.0%

(1) Excludes one office tenant at Aquia office property. TASC (Formerly Northrup Grumann), base rent of $1.6 million.
(2) Source: Latest Company filings per CreditRiskMonitor.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
June 30, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	54	307,205	$13.24	$12.64	4.7%	4.2	$0.32
1st Quarter 2012	78	483,299	$10.83	$10.47	3.4%	5.1	$1.20
4th Quarter 2011	73	392,702	$14.28	$14.09	1.3%	5.5	$3.79
3rd Quarter 2011	61	264,870	$14.17	$13.19	7.4%	4.2	$3.41
Total	266	1,448,076	$12.89	$12.41	3.9%	4.9	$2.12

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	49	297,579	$12.44	$12.16	2.3%	4.0	$0.04
1st Quarter 2012	69	457,219	$10.41	$10.13	2.8%	4.9	$0.26
4th Quarter 2011	61	337,660	$14.28	$14.21	0.5%	5.0	$0.06
3rd Quarter 2011	48	213,511	$13.78	$13.36	3.1%	3.4	$0.37
Total	227	1,305,969	$12.42	$12.18	2.0%	4.5	$0.18

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	5	9,626	$37.89	$27.32	38.7%	10.9	$9.00
1st Quarter 2012	9	26,080	$18.26	$16.38	11.5%	9.9	$17.74
4th Quarter 2011	12	55,042	$14.26	$13.36	6.7%	8.4	$26.71
3rd Quarter 2011	13	51,359	$15.81	$12.48	26.7%	7.6	$16.05
Total	39	142,107	$17.15	$14.54	18.0%	8.6	$20.01

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	80	505,163	$12.22	N/A	N/A	5.6	$9.30
1st Quarter 2012	102	549,340	$11.76	N/A	N/A	5.3	$5.49
4th Quarter 2011	104	495,697	$14.17	N/A	N/A	5.6	$8.23
3rd Quarter 2011	91	435,092	$13.22	N/A	N/A	5.6	$13.87
Total	377	1,985,292	$12.80	N/A	N/A	5.5	$8.98

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
June 30, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Core Portfolio

Colorado
Harvest Junction North	Longmont	100%	2006/2012/NA	14	159,385	100,385	59,000	96.6%	96.6%	$15.58	Best Buy, Dick's Sporting Goods, Staples
Harvest Junction South	Longmont	100%	2006/2012/NA	23	176,960	111,423	65,537	95.9%	95.9%	14.51	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, (Lowe's)
Total / Average				37	336,345	211,808	124,537	96.2%	96.2%	$15.02

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	42,112	67,200	98.1%	98.1%	$16.55	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	134,707	102,027	32,680	88.8%	88.8%	5.85	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	70	551,428	323,907	227,521	98.8%	98.8%	16.23	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	37,888	24,150	97.7%	97.7%	12.27	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/2010	14	146,843	107,583	39,260	90.4%	90.4%	8.00	Beall's Outlet, Winn-Dixie
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	33	120,092	42,112	77,980	95.2%	95.2%	14.72	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	28	186,496	93,456	93,040	62.9%	50.1%	9.27	Beall's Outlet
Total / Average				205	1,310,916	749,085	561,831	91.3%	89.5%	$13.36

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	51,420	35,328	87.2%	87.2%	$11.32	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	138,915	31,560	100.0%	100.0%	5.19	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	22	106,003	39,668	66,335	79.8%	79.8%	11.75	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	47,955	49,046	73.9%	73.9%	11.31	Movie Tavern
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	100,244	37,040	94.8%	94.8%	6.99	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				94	597,511	378,202	219,309	89.1%	89.1%	$8.37

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	54,522	52,847	85.8%	85.8%	$12.94	Jewel-Osco
Total/Average				26	107,369	54,522	52,847	85.8%	85.8%	$12.94

Indiana
Merchants' Square	Carmel	100%	1970/2010/NA	45	278,875	69,504	209,371	79.4%	79.4%	$9.95	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Total/Average				45	278,875	69,504	209,371	79.4%	79.4%	$9.95

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	15	51,387	-	51,387	95.3%	95.3%	$17.14	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	135,330	65,735	69,595	96.8%	96.8%	9.71	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1977/1996/2009	19	200,582	106,027	94,555	93.6%	93.6%	11.52	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	85,757	23,524	62,233	93.1%	93.1%	9.17	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/2007	31	157,246	56,586	100,660	98.3%	98.3%	14.17	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	32,384	35,942	100.0%	100.0%	6.92	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	351,981	40,188	100.0%	100.0%	4.67	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	48	282,110	147,667	134,443	91.3%	91.3%	11.83	Dunham's, Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	398,526	222,192	176,334	94.3%	94.3%	9.89	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	6	210,374	175,001	35,373	97.5%	97.5%	7.41	Lowe's, Michaels, OfficeMax
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	126,195	14,878	100.0%	100.0%	4.06	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	21	346,854	244,089	102,765	96.9%	91.1%	8.37	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,616	93,574	43,042	90.7%	90.7%	10.32	Kroger, T.J. Maxx
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	145,389	47,198	100.0%	100.0%	10.48	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/2008	20	152,373	79,744	72,629	96.3%	96.3%	8.95	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	206,747	40,221	91.5%	91.5%	6.80	Marshalls, Wal-Mart
Southfield Plaza	Southfield	100%	1969/1996/2003	14	165,999	128,339	37,660	98.5%	98.5%	7.67	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	479,869	43,542	99.5%	99.5%	10.69	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PetSmart
The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	90,553	64,315	26,238	100.0%	100.0%	10.89	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	213,717	30,270	100.0%	100.0%	9.70	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	167,954	90,753	77,201	97.6%	97.6%	16.81	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				408	4,390,182	3,053,828	1,336,354	96.8%	96.4%	$9.47

Ramco-Gershenson Properties Trust
Portfolio Summary Report
June 30, 2012

					Company Owned GLA
Property Name	Location	Ownership	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Missouri
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,254	157,946	111,308	90.9%	90.9%	$13.35	Dierbergs Markets, Marshalls, Office Depot, T.J. Maxx
Central Plaza	Ballwin	100%	1970/2012/2012	16	166,431	103,592	62,839	100.0%	100.0%	10.70	Buy Buy Baby, Jo-Ann, OfficeMax, Ross Dress for Less (3)
Town & Country Crossing	Town & Country	100%	2008/2011/2011	36	141,996	55,012	86,984	83.3%	83.3%	24.49	Whole Foods, (Target)
Total / Average				90	577,681	316,550	261,131	91.7%	91.7%	$15.01

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	20	344,045	244,991	99,054	92.3%	92.3%	$8.83	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	41,077	6,400	100.0%	100.0%	10.26	MC Sporting Goods, PetSmart
Spring Meadows Place	Holland	100%	1987/1996/2005	27	211,808	110,691	101,117	94.6%	94.6%	11.66	Ashley Furniture, OfficeMax, PetSmart, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	144,485	86,584	57,901	97.3%	97.3%	6.40	Kohl's, (Wal-Mart Supercenter)
Total / Average				71	747,815	483,343	264,472	94.4%	94.4%	$9.25

Tennessee
Northwest Crossing	Knoxville	100%	1989/1999/2006	12	124,453	89,846	34,607	100.0%	100.0%	$9.73	HH Gregg, OfficeMax, Ross Dress for Less, (Wal-Mart Supercenter)
Total / Average				12	124,453	89,846	34,607	100.0%	100.0%	$9.73

Virginia
The Town Center at Aquia Office (4)	Stafford	100%	1989/1998/NA	13	98,147	62,184	35,963	91.8%	91.8%	$26.42	TASC
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	24,000	16,518	100.0%	100.0%	10.64	Regal Cinemas
Total / Average				16	138,665	86,184	52,481	94.2%	94.2%	$21.53

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	19	208,606	117,000	91,606	89.8%	76.6%	$8.52	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
Nagawaukee Center	Delafield	100%	1994/2012/NA	13	113,617	80,684	32,933	100.0%	100.0%	10.01	Kohl's, (Sentry Foods)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	135,334	61,045	74,289	100.0%	100.0%	16.51	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/2011	29	326,271	179,818	146,453	91.3%	91.3%	8.29	Burlington Coat Factory, Kmart, Office Depot
Total / Average				81	783,828	438,547	345,281	93.7%	90.2%	$10.19

Consolidated Core Portfolio Subtotal / Average				1,085	9,393,640	5,931,419	3,462,221	94.1%	93.4%	$10.74

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/2008	23	90,116	51,420	38,696	79.9%	79.9%	$11.86	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	22	167,280	103,085	64,195	95.0%	95.0%	11.79	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	115,586	67,000	48,586	92.7%	92.7%	11.63	Jo-Ann, Marshalls, (Super Target)
Marketplace of Delray	Delray Beach	30%	1981/2005/2010	49	238,901	107,190	131,711	89.6%	88.4%	12.19	Office Depot, Ross Dress for Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	291,432	39,673	91.5%	91.5%	6.27	Home Depot, Sears (2), Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	58	263,721	148,245	115,476	95.3%	91.8%	21.59	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shoppes of Lakeland	Lakeland	7%	1985/1996/NA	22	183,842	115,541	68,301	96.4%	96.4%	12.10	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,797	189,268	137,529	94.1%	93.4%	15.99	Marshalls, Michaels (3), Publix, Regal Cinemas, Ross Dress for Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	-	100.0%	100.0%	12.26	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	42,112	113,658	95.2%	95.2%	12.96	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	64,504	82,251	66.0%	66.0%	13.12	Big Lots
Vista Plaza	Jensen Beach	30%	1998/2004/NA	10	109,761	78,658	31,103	96.4%	96.4%	13.08	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	19	156,073	81,638	74,435	97.6%	97.6%	10.91	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				351	2,378,686	1,433,072	945,614	91.9%	91.4%	$12.92

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/2010	2	20,595	-	20,595	100.0%	100.0%	$10.56
Paulding Pavilion	Hiram	20%	1995/2006/2008	11	84,846	60,509	24,337	100.0%	92.2%	14.13	Sports Authority, Staples
Total / Average				13	105,441	60,509	44,932	100.0%	93.8%	$13.39

Ramco-Gershenson Properties Trust
Portfolio Summary Report
June 30, 2012

					Company Owned GLA
Property Name	Location	Ownership	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/2009	35	163,054	66,079	96,975	86.9%	86.9%	$14.97	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	20	133,826	83,230	50,596	85.1%	85.1%	11.26	Jewel Osco, Northwest Community Hospital
Total / Average				55	296,880	149,309	147,571	86.1%	86.1%	$13.32

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	139,905	57,713	82,192	94.8%	94.8%	$13.32	Marshalls, Whole Foods, (Target)
Total / Average				25	139,905	57,713	82,192	94.8%	94.8%	$13.32

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	20	252,491	170,804	81,687	93.7%	93.7%	$8.10	Basics/Metro, Gold's Gym, Kmart
Total / Average				20	252,491	170,804	81,687	93.7%	93.7%	$8.10

Michigan
Hunter's Square	Farmington Hills	30%	1988/2005/NA	37	354,323	197,149	157,174	97.5%	97.5%	$16.02	Bed Bath & Beyond, BuyBuyBaby, Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	16	280,154	206,850	73,304	94.8%	94.8%	14.13	Home Depot, Marshalls, Michaels, PetSmart, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield	50%	1987/1996/2003	11	19,410	-	19,410	81.5%	81.5%	14.58
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/2011	20	96,994	36,044	60,950	92.9%	92.9%	18.04	Plum Market
Troy Marketplace	Troy	30%	2000/2005/2010	12	222,193	193,360	28,833	100.0%	100.0%	14.64	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PetSmart, (REI)
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	314,575	224,522	90,053	90.3%	90.3%	11.35	Bed Bath & Beyond, Dick's Sporting Goods, Marshalls, Michaels, PetSmart, (Kmart)
Total / Average				112	1,287,649	857,925	429,724	95.0%	95.0%	$14.41

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	108,769	114,432	90.2%	90.2%	$13.89	Marshalls, Shop-Rite Supermarket, Staples
Total / Average				41	223,201	108,769	114,432	90.2%	90.2%	$13.89

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	41	253,474	139,130	114,344	95.3%	95.3%	$10.40	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Total / Average				41	253,474	139,130	114,344	95.3%	95.3%	$10.40

JV Core Subtotal / Average at 100%				658	4,937,727	2,977,231	1,960,496	92.8%	92.4%	$13.02

CORE PORTFOLIO TOTAL / AVERAGE				1,743	14,331,367	8,908,650	5,422,717	93.7%	93.0%	$11.52

Ramco-Gershenson Properties Trust
Portfolio Summary Report
June 30, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated & Joint Venture Portfolio Future Redevelopments / Available for Sale (5):

Gratiot Crossing	Chesterfield	30%	1980/2005/NA	15	165,544	122,406	43,138	38.2%	38.2%	$12.39	Jo-Ann
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	199,555	80,670	51.0%	51.0%	9.70	Farmers Home Furniture, Publix
				48	445,769	321,961	123,808	46.2%	46.2%	$10.53

Joint Venture Portfolio Under Redevelopment:
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	27	109,718	65,625	44,093	88.1%	88.1%	$10.38	Kroger, LA Fitness (6)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	35	134,876	25,624	109,252	99.2%	99.2%	20.59	Bed Bath & Beyond, Whole Foods (7)
				62	244,594	91,249	153,345	94.2%	94.2%	$16.31

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)				1,853	15,021,730	9,321,860	5,699,870	92.3%	91.7%	$11.58

Footnotes

(1) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2) Tenant closed - lease obligated.
(3) Space delivered to tenant.
(4) Represents the Office Building at The Town Center at Aquia.
(5) Represents 0.9% of combined portfolio annual base rent.
(6) Current construction of new 45,000 square foot LA Fitness replaces 41,000 square feet of former vacant non-anchor space.
(7) Current construction of new 35,000 square foot Whole Foods replaces former 21,000 square foot store.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
June 30, 2012
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods	1Q 2013	8.2%	$533	$107	$6,530	$1,306	$737	$569
Peachtree Hill	20%	Construct new 45K sf LA Fitness replacing 41K sf vacant space	4Q 2012	13.9%	780	156	5,605	1,121	117	1,004
Total Redevelopment					$1,313	$263	$12,135	$2,427	$854	$1,573

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (4)	Cost to Date	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL 100%		Ground-up development of 88,720 sf retail center (adjacent to our 900,000 sf River City Marketplace) anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.8%	$1,540	96.0%	$19,600	$9,374	$10,226

Land Available for Future Development and Sale			Cost to Date 06/30/12

Land held for future development (5)			$58,978
Land available for sale			21,472
Total Land Held for Development or Sale			$80,450

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Represents costs to date and incremental costs to complete.
(5) Primarily in Hartland, MI, Lakeland, FL and Jacksonville, FL.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
June 30, 2012
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price	Debt

Consolidated

Central Plaza	St Louis County, MO	166,431	06/07/12	100%	$21,600	$-
Harvest Junction North	Longmont (Boulder), CO	159,385	06/01/12	100%	35,520	-
Harvest Junction South	Longmont (Boulder), CO	176,960	06/01/12	100%	33,550	-
Nagawaukee Shopping Center	Delafield (Milwaukee), WI	113,617	06/01/12	100%	15,000	-
	Total consolidated income producing acquisitions				$105,670	$-

Harvest Junction North Land	Longmont (Boulder), CO	14.0	06/01/12	100%	$2,661	$-
	Total consolidated land / outparcel acquisitions				$2,661	$-

	Total consolidated acquisitions				$108,331	$-

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price	Debt Repaid	Gain (loss) on Sale

Consolidated (1)

Southbay Shopping Center and Pelican Plaza	Osprey, FL and Sarasota, FL	189,763	05/15/12	100%	$5,600	$-	$72
Eastridge Commons	Flint, MI	169,676	02/27/12	100%	1,750	-	137
OfficeMax Center	Toledo, OH	22,930	03/27/12	100%	1,725	-	127
	Total consolidated income producing dispositions				$9,075	$-	$336

Outparcel	Roswell, GA	2.26	02/14/12	100%	$2,030	-	$69
	Total consolidated land / outparcel dispositions				$2,030	$-	$69

	Total consolidated dispositions				$11,105	$-	$405
Unconsolidated Joint Ventures

Collins Pointe Shopping Center (2)	Cartersville, GA	81,042	06/01/12	20%	$4,650	$-	$(89)
	Total unconsolidated joint venture's income producing dispositions				$4,650	$-	$(89)

(1) Excludes the conveyance of our ownership interest in Kentwood Town Centre, located in Kentwood, MI, to the lender in June 2012 which resulted in the reduction of debt of $8.5 million.
(2) Sale excludes two outparcels.

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
June 30, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191		Ramco	Ramco		Total
	Venture LP	Venture LLC	Venture LLC (1)		HHF KL LLC	HHF NP LLC	Other	JV's
	Consolidated	Consolidated	Consolidated		Consolidated	Indianapolis, IN	JV's (2)	at 100%
ASSETS
Income producing properties, at cost:
Land	$76,891	$43,806	$4,211	(3)	$7,600	$4,019	$50	$136,577
Buildings and improvements	484,165	263,220	15,240		45,500	24,347	445	832,917
Less accumulated depreciation and amortization	(80,975)	(33,226)	(2,088)		(5,948)	(2,968)	(180)	(125,385)
Income producing properties, net	480,081	273,800	17,363		47,152	25,398	315	844,109

Construction in progress	1,367	4,067	-		21	-	-	5,455
Net real estate	$481,448	$277,867	$17,363		$47,173	$25,398	$315	$849,564

Cash and cash equivalents	7,558	2,760	216		670	177	676	12,057
Restricted cash	4,780	10,689	2		22	-	36	15,529
Accounts receivable, net	3,040	1,364	47		75	61	17	4,604
Other assets, net	16,491	7,039	865		710	568	96	25,769
TOTAL ASSETS	$513,317	$299,719	$18,493		$48,650	$26,204	$1,140	$907,523

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$197,598	$169,982	$8,050		$-	$-	$539	$376,169
Accounts payable and accrued expenses	8,408	5,707	117		466	67	610	15,375
Total Liabilities	206,006	175,689	8,167		466	67	1,149	391,544

ACCUMULATED EQUITY (DEFICIT)	307,311	124,030	10,326		48,184	26,137	(9)	515,979

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$513,317	$299,719	$18,493		$48,650	$26,204	$1,140	$907,523

Total number of properties in each portfolio	16	8	1		2	1	1	29

								Investments in
								Unconsolidated
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES								Joint Ventures
Equity investments in unconsolidated entities	$78,441	$14,513	$739		$2,607	$1,590	$211	$98,101
Total equity investments in unconsolidated entities	$78,441	$14,513	$739		$2,607	$1,590	$211	$98,101

(1)	On June 1, 2012, the joint venture sold the shopping center portion only of Collins Pointe Plaza located in Cartersville, GA for $4.65 million. The two remaining out parcels will be sold by the end of 2012.
(2)	Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture. As of June 30, 2012, we had one private investor joint venture who owns a shopping center located in Southfield, MI.
(3)	Includes adjustment for remaining two out parcel's land net book value.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
June 30, 2012

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	$ 8,049,992	Sep-12	Variable	3.7453%	(1)	$ 1,609,998
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(2)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(2)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(2)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	42,598,059	Jul-13	Fixed	6.6400%		12,779,418
Winchester Center	Rochester Hills, MI	Wachovia	30%	26,108,407	Jul-13	Fixed	8.1056%		7,832,522
Hunter's Square	Farmington Hills, MI	Wachovia	30%	33,953,933	Aug-13	Fixed	8.1504%		10,186,180
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,290,200	Sep-13	Fixed	6.0000%		9,258,040
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,582,152	Oct-13	Fixed	5.5100%		4,316,430
Village Plaza	Lakeland, FL	Citigroup	30%	9,067,449	Sep-15	Fixed	5.0050%		2,720,235
Millennium Park	Livonia, MI	Citigroup	30%	31,244,022	Oct-15	Fixed	5.0210%		9,373,207
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	538,924	May-16	Fixed	4.7500%	(3)	269,462
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,648,259	Jun-16	Fixed	5.9040%		6,494,478
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,399,785	Jun-16	Fixed	5.9040%		4,019,936
Crofton Centre	Crofton, MD	Citigroup	20%	16,917,606	Jan-17	Fixed	5.8490%		3,383,521
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,183,546	Jun-20	Fixed	5.5400%		2,455,064
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,809,287	Jun-20	Fixed	5.5400%		3,242,786
Subtotal Mortgage Debt				$ 376,007,871					$ 95,064,527
Unamortized premium				161,468					90,902
Total mortgage debt (including unamortized premium)				$ 376,169,339					$ 95,155,429

(1) The mortgage loan was extended until September 2012. Interest rate is variable based on LIBOR plus 3.50%.
(2) Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(3) Resets per formula annually each June 1.

Joint Venture Contribution to Funds from Operations
For the Three and Six Months Ended June 30, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's	Pro-Rata
Three months ended June 30, 2012	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%	Share

Total revenue	$12,159	$6,507	$507	$1,100	$545	$48	$20,866	$5,192

Operating expenses	3,553	2,331	114	312	136	(11)	6,435	1,583

Net operating income	$8,606	$4,176	$393	$788	$409	$59	$14,431	$3,609

Depreciation and amortization	4,004	2,062	180	245	172	4	6,667	1,684
General & administrative expense	110	39	5	6	4	2	166	43
Interest expense	3,270	2,536	35	-	-	8	5,849	1,499
Amortization of deferred financing fees	73	70	3	-	-	-	146	37
Provision for impairment	-	-	-	712	-	-	712	50
Total other expense (income)	7,457	4,707	223	963	176	14	13,540	3,313
Gain (loss) on sale of real estate	-	-	(89)	-	-	-	(89)	(18)

Net income (loss)	$1,149	$(531)	$81	$(175)	$233	$45	$802	$278

Ramco ownership interest	30%	20%	20%	7%	7%	40% - 50%	N/A	N/A
Ramco's share of net income (loss)	$344	$(106)	$16	$(12)	$16	$20	N/A	$278
Addback: Management fee exp allocable to Ramco (2)	204	85	6	5	2	-	N/A	302
Earnings (loss) from unconsolidated joint ventures	$548	$(21)	$22	$(7)	$18	$20	N/A	$580

Addback: Pro rata share of depreciation expense	1,202	412	36	17	12	4	N/A	1,683
Addback: Pro rata share of impairment provision	-	-	-	50	-	-	N/A	50
Subtract: Pro rata share of depreciable asset sold	-	-	18	-	-	-	N/A	18
Funds from operations contributed by joint ventures	$1,750	$391	$76	$60	$30	$24	N/A	$2,331

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's	Pro-Rata
Six months ended June 30, 2012	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%	Share

Total revenue	$24,472	$13,019	$1,068	$2,144	$1,077	$169	$41,949	$10,465

Operating expenses	7,303	4,802	231	590	272	(168)	13,030	3,194

Net operating income	$17,169	$8,217	$837	$1,554	$805	$337	$28,919	$7,271

Depreciation and amortization	7,802	4,292	376	744	342	41	13,597	3,371
General & administrative expense	138	88	10	10	8	(9)	245	59
Interest expense	6,491	5,077	70	-	-	(295)	11,343	2,860
Amortization of deferred financing fees	140	140	7	-	-	1	288	72
Provision for impairment	-	-	-	712	-	-	712	50
Gain on early extinguishment of debt	-	-	-	-	-	(198)	(198)	(79)
Total other expense (income)	14,571	9,597	463	1,466	350	(460)	25,987	6,333
Gain (loss) on sale of real estate	-	-	(89)	-	-	-	(89)	(18)

Net income (loss)	$2,598	$(1,380)	$285	$88	$455	$797	$2,843	$920

Ramco's share of net income (loss)	$779	$(276)	$57	$6	$32	$322	N/A	$920
Addback: Management fee exp allocable to Ramco (2)	382	173	12	9	7	3	N/A	586
Earnings (loss) from unconsolidated joint ventures (3)	$1,161	$(103)	$69	$15	$39	$325	N/A	$1,506

Addback: Pro rata share of depreciation expense	2,341	858	75	52	24	20	N/A	3,370
Addback: Pro rata share of impairment provision	-	-	-	50	-	-	N/A	50
Subtract: Pro rata share of depreciable asset sold	-	-	18	-	-	-	N/A	18
Funds from operations contributed by joint ventures	$3,502	$755	$162	$117	$63	$345	N/A	$4,944

(1) Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture. As of June 30, 2012, we had one private investor joint venture who owns a shopping center located in Southfield, MI.

(2) Ramco's share of management fee expense is eliminated in consolidation.
(3) Ramco's Pro-Rata Share excludes $0.43 million expense incurred in the first quarter of 2012 related to the liquidation of the Ramco/West Acres joint venture.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
June 30, 2012

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	-	7	15,856	0.7%	0.9%	$19.56	7	15,856	0.3%	0.5%	$19.56
2012	3	96,503	3.0%	1.0%	3.23	43	111,169	5.2%	5.7%	17.68	46	207,672	3.9%	3.6%	10.97
2013	4	173,930	5.5%	3.8%	6.45	84	238,937	11.1%	13.4%	19.16	88	412,867	7.7%	8.9%	13.81
2014	8	310,676	9.7%	8.5%	8.18	104	321,195	14.9%	15.5%	16.55	112	631,871	11.8%	12.3%	12.44
2015	13	517,523	16.2%	16.1%	9.29	89	269,256	12.5%	14.9%	18.91	102	786,779	14.7%	15.5%	12.58
2016	11	380,596	11.9%	13.8%	10.80	72	250,781	11.6%	14.1%	19.17	83	631,377	11.8%	13.9%	14.12
2017	7	192,283	6.0%	9.1%	14.07	52	197,725	9.2%	10.9%	18.75	59	390,008	7.3%	10.0%	16.45
2018	6	236,207	7.4%	8.3%	10.42	19	80,961	3.8%	4.7%	19.78	25	317,168	5.9%	6.4%	12.81
2019	6	229,705	7.2%	8.6%	11.21	11	42,649	2.0%	2.2%	17.66	17	272,354	5.1%	5.2%	12.22
2020	2	172,065	5.4%	2.3%	4.01	14	43,565	2.0%	3.0%	23.60	16	215,630	4.0%	2.7%	7.97
2021	11	328,079	10.3%	11.7%	10.65	11	52,027	2.4%	3.0%	19.38	22	380,106	7.1%	7.0%	11.85
2022+	8	383,687	12.1%	16.8%	12.99	30	211,033	9.6%	11.7%	18.91	38	594,720	11.2%	14.0%	15.09
Sub-Total	79	3,021,254	94.7%	100.0%	$9.86	536	1,835,154	85.0%	100.0%	$18.61	615	4,856,408	90.8%	100.0%	$13.17

Leased [3]	-	-	0.0%	N/A	N/A	6	20,801	1.0%	N/A	N/A	6	20,801	0.4%	N/A	N/A

Vacant	4	169,632	5.3%	N/A	N/A	110	301,024	14.0%	N/A	N/A	114	470,656	8.8%	N/A	N/A

Total	83	3,190,886	100.0%	100.0%	N/A	652	2,156,979	100.0%	100.2%	N/A	735	5,347,865	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.
(3) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
June 30, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	24	117,298	$14.91	$14.75	1.1%	4.3	$0.25
1st Quarter 2012	25	98,285	$16.39	$16.25	0.9%	5.4	$2.79
4th Quarter 2011	30	173,295	$13.95	$14.33	-2.7%	5.6	$5.20
3rd Quarter 2011	31	106,023	$17.31	$16.94	2.2%	4.8	$4.02
Total	110	494,901	$15.38	$15.37	0.1%	5.1	$3.30

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	22	113,083	$14.48	$14.07	2.9%	4.2	$0.10
1st Quarter 2012	22	91,935	$15.72	$15.74	-0.1%	5.2	$1.01
4th Quarter 2011	24	140,814	$13.90	$14.87	-6.5%	4.8	$0.00
3rd Quarter 2011	23	78,803	$17.96	$17.67	1.6%	4.5	$0.76
Total	91	424,635	$15.20	$15.36	-1.1%	4.7	$0.39

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	2	4,215	$26.47	$33.06	-19.9%	8.2	$4.34
1st Quarter 2012	3	6,350	$26.04	$23.58	10.4%	8.4	$28.56
4th Quarter 2011	6	32,481	$14.18	$11.99	18.3%	9.0	$27.77
3rd Quarter 2011	8	27,220	$15.42	$14.82	4.0%	5.5	$13.48
Total	19	70,266	$16.47	$15.40	7.0%	7.5	$20.90

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2012	36	240,515	$11.71	N/A	N/A	5.9	$7.57
1st Quarter 2012	39	147,364	$16.89	N/A	N/A	6.0	$16.23
4th Quarter 2011	43	219,036	$13.41	N/A	N/A	5.4	$8.38
3rd Quarter 2011	41	151,101	$17.01	N/A	N/A	5.7	$9.52
Total	159	758,016	$14.26	N/A	N/A	5.7	$9.88

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.